                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           _________________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  August 26, 1999



                       GREEN TREE FINANCIAL CORPORATION
                               as originator of
                         Home Equity Loan Trust 1999-D
                         -----------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                  333-75623                  41-1859796
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission               (IRS employer
     of incorporation)            file number)            identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
 -----------------------------------------------------------------------------
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (651) 293-3400
                                                         -----------------



                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 1.        Changes in Control of Registrant.
               ---------------------------------

               Not applicable.

Item 2.        Acquisition or Disposition of Assets.
               -------------------------------------

               Not applicable.

Item 3.        Bankruptcy or Receivership.
               ---------------------------

               Not applicable.

Item 4.        Changes in Registrant's Certifying Accountant.
               ----------------------------------------------

               Not applicable.

Item 5.        Other Events.
               -------------

               On August 26, 1999, the Registrant sold approximately $465,000,000 of Certificates for Home Equity Loans, Series 1999-D (the "Certificates"), evidencing beneficial ownership interests in Home Equity Loan Trust 1999-D (the "Trust"). The Trust property consists primarily of a pool consisting of a pool of closed-end home equity loans (the "Loans"), including the right to receive payments due on the Loans on and after the applicable Cut-off Date as described in the Pooling and Servicing Agreement dated as of August 1, 1999.

Item 6.        Resignations of Registrant's Directors.
               ---------------------------------------

               Not applicable.

Item 7.        Financial Statements and Exhibits.
               ----------------------------------

               (a) Financial statements of businesses acquired.

                   Not applicable.

               (b) Pro forma financial information.

                   Not applicable.

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               (c) Exhibits.

                   The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



                   Exhibit No.        Description
                   -----------        -----------

                       99 On August 26, 1999, the Registrant sold approximately $465,000,000 of Certificates for Home Equity Loans, Series 1999-D (the "Certificates"), evidencing beneficial ownership interests in Home Equity Loan Trust 1999-D (the "Trust"). The Trust property consists primarily of a pool consisting of a pool of closed-end home equity loans (the "Loans"), including the right to receive payments due on the Loans on and after the applicable Cut-off Date as described in the Pooling and Servicing Agreement dated as of August 1, 1999. Filed herewith as Exhibit 99 are tables providing information with respect to the Subsequent Loans and the Loans in the aggregate, similar to the information provided with respect to the Initial Contracts in the Prospectus Supplement dated August 13, 1999. Capitalized terms used herein and not defined have the meaning assigned in the Pooling and Servicing Agreement.

                                       3
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GREEN TREE FINANCIAL CORPORATION
                                   as originator of Home Improvement
                                   and Home Equity Loan Trust 1999-D


                                By: /s/ Phyllis A. Knight
                                   -----------------------------------
                                   Phyllis A. Knight
                                   Senior Vice President and Treasurer

                                       4
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                               INDEX TO EXHIBITS



Exhibit Number                                                    Page
--------------                                                    ----

      99       On August 26, 1999, the Registrant sold      Filed Electronically
               approximately $465,000,000 of Certificates for Home Equity Loans, Series 1999-D (the
               "Certificates"), evidencing beneficial
               ownership interests in Home Equity Loan
               Trust 1999-D (the "Trust"). The Trust
               property consists primarily of a pool
               consisting of a pool of closed-end home
               equity loans (the "Loans"), including the right to receive payments due on the Loans on and after the applicable Cut-off Date as described in the Pooling and Servicing
               Agreement dated as of August 1, 1999.
               Filed herewith as Exhibit 99 are tables
               providing information with respect to the Subsequent Loans and the Loans in the aggregate, similar to the information provided with respect to the Initial
               Contracts in the Prospectus Supplement
               dated August 13, 1999. Capitalized terms used herein and not defined have the meaning assigned in the Pooling and Servicing Agreement.






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